Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Precision Optics Corporation, Inc., a Massachusetts corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended December 31, 2008 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 17, 2009

/s/ Richard E. Forkey
Richard E. Forkey, Chairman of the Board, Chief Executive Officer, President and Treasurer

Date: February 17, 2009	/s/ Jack P. Dreimiller
Jack P. Dreimiller, Senior Vice President, Chief Financial Officer and Principal Accounting Officer

A signed original of this written statement required by Section 906 has been provided to Precision Optics Corporation, Inc. and will be retained by Precision Optics Corporation, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.